                                                                   EXHIBIT 10.22


April 8, 1998

Dear Hastings Associate:

As you know, Hastings Entertainment, Inc. (the "Company") has recently filed a registration statement with the Securities and Exchange Commission relating to a proposed initial public offering of the Company's Common Stock. In connection with this public offering, the Company has set aside a certain number of shares to be issued at the initial public offering price for our associates, our associates' families, current shareholders, and friends of the Company in what is commonly referred to as a "Direct Share Program". If you are interested in receiving more information about the proposed public offering or the Direct Share Program, please submit by mail, fax, or E-mail the information requested on the attached sheet by April 22, 1998. Return addresses are as follows:


Mail:  Hastings Entertainment, Inc.  Fax #: (806) 351-2424
       Investor Relations
       PO Box 35350                  E-mail address: irelations@hastings-ent.com
       Amarillo, TX 79120-5350
                                     Hastings E-mail: Investor Relations mailbox


As soon as the preliminary prospectus is available, any associate who returned the requested information will be sent a packet of information which will include a copy of the preliminary prospectus. The preliminary prospectus will include information about the public offering including information regarding charges and expenses. It is expected that the preliminary prospectus will be available in early May 1998. PLEASE READ THE PRELIMINARY PROSPECTUS CAREFULLY PRIOR TO MAKING YOUR INVESTMENT DECISION.

Thank you for your continuing efforts at Hastings.

Sincerely,

/s/ Dennis McGill

Dennis McGill
Vice President-Finance and Chief Financial Officer

A registration statement relating to these securities has been filed with the United States Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer to buy these securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance given after the effective date. An indication of interest in response to this communication will involve no obligation or commitment of any kind.

                    HASTINGS ENTERTAINMENT, INC.  DIRECT
                                SHARE PROGRAM
                          INITIAL INFORMATION SHEET

Date
    -------------------------------

Associate Name
              ---------------------------------------------

Associate Number
                ---------------------------

Store Location and Number
                         -----------------------------------

Home Address
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

Daytime Telephone Number (    )       -
                          ---- --------------------

Nighttime Telephone Number (    )        -
                            ---- --------------------

Fax Telephone Number (    )       -
                      ---- --------------------

E-mail address
              --------------------------------------------


Mail:  Hastings Entertainment, Inc.  Fax #: (806) 351-2424
       Investor Relations
       PO Box 35350                  E-mail address: irelations@hastings-ent.com
       Amarillo, TX 79120-5350
                                     Hastings E-mail: Investor Relations mailbox



Please return by April 22, 1998

April 8, 1998


Mr. John Shareholder
XXX First Place
Amarillo, TX 79120

Dear Mr. Shareholder:

As you know, Hastings Entertainment, Inc. (the "Company") has recently filed a registration statement with the Securities and Exchange Commission relating to a proposed initial public offering of the Company's Common Stock. In connection with this public offering, the Company has set aside a certain number of shares to be issued at the initial public offering price for current shareholders, our associates, our associates' families, and friends of the Company in what is commonly referred to as a "Direct Share Program". If you are interested in receiving more information about the proposed public offering or the Direct Share Program, please submit by mail, fax, or E-mail the information requested on the attached sheet by April 22, 1998. Return addresses are as follows:


Mail:  Hastings Entertainment, Inc.  Fax #: (806) 351-2424
       Investor Relations
       PO Box 35350                  E-mail address: irelations@hastings-ent.com
       Amarillo, TX 79120-5350
                                     Hastings E-mail: Investor Relations mailbox

As soon as the preliminary prospectus is available, any shareholder who returned the requested information will be sent a packet of information which will include a copy of the preliminary prospectus. The preliminary prospectus will include information about the public offering including information regarding charges and expenses. It is expected that the preliminary prospectus will be available in early May 1998. PLEASE READ THE PRELIMINARY PROSPECTUS CAREFULLY PRIOR TO MAKING YOUR INVESTMENT DECISION.

If you have any questions, please call me at (806) 351-2300 ext. 6000.

Sincerely,

/s/ Dennis McGill

Dennis McGill
Vice President-Finance and Chief Financial Officer

A registration statement relating to these securities has been filed with the United States Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offer to buy these securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance given after the effective date. An indication of interest in response to this communication will involve no obligation or commitment of any kind.

                    HASTINGS ENTERTAINMENT, INC.  DIRECT
                                SHARE PROGRAM
                          INITIAL INFORMATION SHEET

Date
    -------------------------------

Shareholder Name
                -------------------------------------------


Home Address
            --------------------------------------------------------------------

--------------------------------------------------------------------------------

Daytime Telephone Number (    )       -
                          ---- --------------------

Nighttime Telephone Number (    )        -
                            ---- --------------------

Fax Telephone Number (    )       -
                      ---- --------------------

E-mail address
              --------------------------------------------


Mail:  Hastings Entertainment, Inc.  Fax #: (806) 351-2424
       Investor Relations
       PO Box 35350                  E-mail address: irelations@hastings-ent.com
       Amarillo, TX 79120-5350




Please return by April 22, 1998.